SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                                    June 6, 2001
Date of Report (Date of earliest event reported) ...............................



                              NDC Automation, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                       56-1460497
 ................................................................................
(State or other                  (Commission                   (I.R.S. Employer
  jurisdiction                   File Number)                 Identification No)
of incorporation)



3400 Latrobe Drive                     Charlotte NC                        28211
 ................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                                (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

                  Charlotte, NC, June 6, 2001, NDC Automation, Inc. (OTC Bulletin Board "AGVS.OB") www.ndca.com announces that Netzler and Dahlgren Co AB, Anders Dahlgren, Jan Jutander, and Arne Nilsson sold their shares of NDC Automation, Inc. ("NDCA") to officers of Company, effective June 4, 2001. Dr. Goran Netzler who is affiliated with the sellers and was the Chairman of NDCA until March 2, 2001 did not sell his current holdings of 200,640 shares. In total 1,151,920 shares were sold in a private, non registered transaction at an average price of $0.124 a share for an aggregate total of $142,692. Per the Purchase Agreement dated May 22, 2001 and delivered May 30, 2001, Mr. Claude Imbleau (the President of the NDCA) and his immediate family purchased 575,960 shares and the Executive Vice President, Tommy Hessler, purchased 575,960 shares. The purchase transaction had previously been reviewed and approved by NDCA's Board of Directors. In total 32.1% of the Company's outstanding shares were purchased by Mr. Imbleau and Mr. Hessler in the transaction, which will be restricted shares governed by the SEC's rule 144. The resulting aggregate share beneficial ownership by Mr. Imbleau and Mr. Hessler does not represent a 50% control position of the Company. Mr. Hessler is not currently serving as a director of NDCA and no arrangements have been made for his appointment as a director.

         Mr. Imbleau financed $48,846 of his purchase price through a home equity line of credit with SouthTrust Bank of Charlotte, North Carolina, and Mr. Hessler financed $50,000 of his purchase price with a loan from Southtrust Bank. Mr. Imbleau's loan requires monthly interest payments on the outstanding balance at the current prime rate, while Mr. Hessler must repay the principal over 60 months, together with interest at prime plus 1-1/2% per year. Mr. Hessler has pledged his shares as security for the loan and Mr. Imbleau has agreed to purchase such shares at the request of SouthTrust Bank in the event of a loan default by Mr. Hessler. Mr. Imbleau and Mr. Hessler have reported that they have no other arrangements or understandings with each other with respect to their NDCA shares.

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

Security Ownership of Management and Others

  The following table sets forth, as of June 4, 2001, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company as named in the compensation table, and (iv) all Directors and executive officers of the Company as a group.


------------------------------------------------- ------------------------------ ------------- --------------
                                                                                  Amount and
                                                                                    Nature
                                                                                     of
                                                                                  Beneficial    Percentage
          Name of Beneficial Owner (1)              Position with the Company     Ownership      of Class
------------------------------------------------- ------------------------------ ------------- --------------
Claude Imbleau (2)(3)                              President, CEO, Treasurer,
                                                          CFO,Director             605,504         16.9%
------------------------------------------------- ------------------------------ ------------- --------------
Tommy Hessler (3)                                   Executive Vice-President       575,960         16.1%
------------------------------------------------- ------------------------------ ------------- --------------
Gunnar K. Lofgren )(4)                                                             210,390         5.9%
------------------------------------------------- ------------------------------ ------------- --------------
Goran P. R. Netzler (5)                                                            200,640         5.6%
------------------------------------------------- ------------------------------ ------------- --------------
D. Bruce Wise (3)                                      Director, Chairman             -              -
------------------------------------------------- ------------------------------ ------------- --------------
Richard D. Schofield (6)                                    Director                  -              -
------------------------------------------------- ------------------------------ ------------- --------------
Raymond O. Gibson (7)                                       Director                  -              -
------------------------------------------------- ------------------------------ ------------- --------------
E. Thomas Watson (8)                                        Secretary                 -              -
------------------------------------------------- ------------------------------ ------------- --------------

------------------------------------------------- ------------------------------ ------------- --------------
All directors and executive officers
    as a group (six persons)                                                      1,181,464        32.9%
------------------------------------------------- ------------------------------ ------------- --------------

(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name.
(2) Includes 21,250 shares that Mr. Imbleau has the right to acquire upon the exercise of options , 5,294 shares he has placed in his children's education IRA, 60,000 shares in his children's name and 257,980 shares held in his spouse's name, Rose Lynn Imbleau.
(3) The address of such person is as follows: 3400 Latrobe Drive, Charlotte, NC 28211.
(4) The address of such person is as follows: 225 Beckham Court, Charlotte, NC 28211. Includes 100,000 shares that are beneficially owned by M-P
         Limited Partnership of which Mr. Lofgren has full voting rights.
(5) The address of such person is as follows: Munkekullen, SE-430 40, Saro, Sweden.
(6) The address of such person is as follows: 1131 Asheford Green Ave., Concord, NC 28027.
(7) The address of such person is as follows: 1219 Harbor Town Circle, Melbourne, FL 32940.
(8) The address of such person is as follows: Three First Union Center 401, South Tryon Street, Suite 3000 Charlotte, NC 28202.


                    Exhibit 10.1: Copy of purchase agreement


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

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NDC AUTOMATION, INC.



Date:  June 6, 2001                       By:    /s/ Claude Imbleau
                                              --------------------------
                                                 Claude Imbleau
                                                 President




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